UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500 Nashville, Tennessee 37215
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 9, 2016, Surgery Partners, Inc. issued a press release announcing results for the three and six months ended June 30, 2016. See the press release attached as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Surgery Partners is making reference to non-GAAP financial information in the press release. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated August 9, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Teresa F. Sparks Teresa F. Sparks Executive Vice President and Chief Financial Officer
Date: August 9, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 9, 2016.